PAGE 1
KEYSTONE SMALL COMPANY GROWTH FUND II
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EMERGING GROWTH COMPANIES.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone Small Company Growth Fund II for the twelve-month period that ended May 31, l997. Following this letter, we have included an interview with the Fund's management team members.

PERFORMANCE

For the twelve-month period, which ended May 31, l997, your Fund produced the following returns, exclusive of maximum sales charges:
  A shares returned -8.07%
  B shares returned -8.81%
  C shares returned -8.81%
  Y shares, which were introduced in the Fund on January 13, l997, generated a -2.64% return.
  For the full twelve-month period, the Russell 2000 Index rose 6.97% and the Russell 2000 Growth Index produced a total return of -5.48%.
  Your Fund's results were disappointing. It is important to remember, though, that they occurred during a time when small-company stocks in general, and technology stocks in particular, lagged behind large-company stock indices. During this period, we continued to reposition the Fund to place a greater emphasis on the stocks of companies that we believe have the potential to produce above-average growth over time.

ENVIRONMENT

During the twelve months, concerns about the pace of economic growth, accelerating inflation and higher interest rates held back the performance of small-company stocks. From mid-l996 until late-April 1997, small-company stock prices fluctuated broadly. During market corrections, small-cap stock prices declined more than those of large-company stocks; and during market rallies, their returns rose less than their large-cap counterparts. Finally, in the last six weeks of the period, the small stock market began to rally as investors appeared to recognize the attractive relative values there.

STRATEGY

Over the twelve-months, we emphasized companies with market capitalizations of $1 billion and under. We reduced or eliminated those stocks of companies that we believed had reached optimal price levels, and we invested in a variety of high-quality companies that we believed were selling at attractive prices and that have the potential to generate strong earnings over several years. In selecting stocks for the portfolio, we focused on businesses that appear to have sustainable above-average growth prospects. We sought companies in all sectors of the market, and we emphasized firms that had distinguishing attributes, such as strong management, unique product lines, and low-cost production. We diversified your Fund's investments among a number of economic sectors, including technology, finance, business and consumer services, and industrial manufacturers.

                                 -- CONTINUED--

PAGE 2
KEYSTONE SMALL COMPANY GROWTH FUND II

OUTLOOK

Over the next several months, we believe small-company stocks should generate stronger returns than they have in the recent past. We think economic growth and inflation should be moderate, and therefore interest rates should be relatively stable. Historically, small-company stocks have tended to perform well in this type of environment. In addition, small-company stocks are relatively inexpensive. Even after they rallied in April and May, valuations on small-company stocks, in comparison to large-cap stocks, were at their most attractive levels in several years. We believe these favorable conditions will bode well for small-cap stocks.
  As a small-company investor, you should keep in mind that one of the characteristics of small-company stocks is their volatility. They tend to fluctuate in value over short periods of time. Historically, large gains in the small-cap sector have come during short time frames. Therefore, being invested in small-caps when they rally is crucial to being a successful small-cap investor. As we continue to restructure the portfolio, we believe that the companies in which we have invested are poised to achieve rapid growth and sustainable profitability. In many areas, such as technology and health care, these companies are at a stage in their development when they are introducing products and services that have never existed. Generally, earnings growth in these types of companies is less dependent on the general level of economic activity and more on the success of their own particular product cycles.
  Thank you for your continued support of Keystone Small Company Growth Fund II. If you have any questions or comments, we encourage you to write to us.

Sincerely,
/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY
/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

(Photo of Albert H.             (Photo of George S.
Elfner, III appears here)       Bissell appears here)
    ALBERT H. ELFNER, III             GEORGE S. BISSELL

June 1997

                             A Discussion With Your
                              Fund Management Team

                            (Photo of Thomas L. Holman
                                  appears here)

   THOMAS L. HOLMAN IS VICE PRESIDENT AND PORTFOLIO MANAGER OF YOUR FUND. MR. HOLMAN JOINED KEYSTONE IN JANUARY 1997. PRIOR TO JOINING KEYSTONE, HE WAS AN INVESTMENT OFFICER AND SECURITIES ANALYST AT INVISTA CAPITAL MANAGEMENT, A SUBSIDIARY OF THE PRINCIPAL FINANCIAL GROUP, WHERE HE WAS CO-MANAGER OF PRINCOR GROWTH FUND AND PRINCOR EMERGING GROWTH FUND. MR. HOLMAN IS A MEMBER OF KEYSTONE'S SMALL COMPANY STOCK TEAM, WHICH IS COMPOSED OF THREE PORTFOLIO MANAGERS AND FIVE EQUITY ANALYSTS. TOGETHER, THEY SEARCH FOR STOCKS OF SMALL COMPANIES WITH SUSTAINABLE ABOVE-AVERAGE GROWTH RATES. THIS TEAM IS HEADED BY J. GARY CRAVEN, SENIOR VICE PRESIDENT
            AND      CHIEF INVESTMENT OFFICER, SMALL COMPANY STOCKS.

Q WHAT WAS THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS LIKE DURING THE TWELVE-MONTH PERIOD?

A It was a volatile environment for small-cap stocks. Small caps generated strong gains in l995, but midway through l996, the environment changed. Concerns about slower economic growth and rising interest rates made small-cap stocks less appealing to investors, and they shifted money to large-company stocks. Small company stocks were hit hardest during a market correction in the summer of l996 and, again, during the market downturn that occurred in March and April of l997. Toward the end of April, however, investors appeared to recognize that small-cap stock prices were at very attractive price levels and began to favor small-cap stocks. Small-cap stock prices rose and continued on an upward course through May 1997.

Q WHAT WAS YOUR STRATEGY FOR MANAGING THE PORTFOLIO DURING THE PERIOD?

A We invested in companies with market capitali-zations of $1 billion and under. Our strategy was to invest in high-quality companies that we believe have above average long-term growth prospects and that were relatively inexpensive. The companies we selected for the portfolio tended to have strong competitive positions in their market sectors and superior business models which have the potential to generate high returns on capital. These business models can include: low cost production, technological leadership, exceptional distribution systems and high-quality management teams.

Q TECHNOLOGY STOCKS WERE AN IMPORTANT AREA OF INVESTMENT. WHAT WAS ATTRACTIVE ABOUT TECHNOLOGY STOCKS?

A When we refer to technology stocks, we include a broad area that encompasses telecommunications, software and hardware businesses. One strategy we employed was to invest in small companies that are benefitting from doing business with some of the large, dominant companies in the technology sector. Microsoft, Intel and Cisco Systems are market leaders. Because they are very large companies, we would not include them in your Fund's portfolio. However, we can take advantage of their strength by investing in smaller firms that do business with these larger companies. Two examples are Avid Technology and Rational Software. Avid Technology produces editing software for the television and movie industries.
It is currently developing this high-end technical equipment for the corporate and consumer markets. Rational Software produces software that makes it easier to write computer programs.

PAGE 4
KEYSTONE SMALL COMPANY GROWTH FUND II

TOP 5 INDUSTRIES

AS OF MAY 31, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Oil                                                 15.8%
Information Services & Technology                   12.2%
Finance & Insurance                                 9.5%
Healthcare Products & Services                      9.0%
Telecommunication Services & Equipment              8.9%

Q DID YOU MAKE ANY CHANGES IN THE FINANCE AREA?

A We made a number of changes in the finance sector. We eliminated stocks that we believe had reached their target price levels. We also were concerned about the impact that increases in interest rates could have on some lenders. As a result, when the Federal Reserve Board raised rates in March, we repositioned our investments from sub-prime lenders to higher quality lenders. For example, we sold automobile loan companies and mortgage lending businesses and increased our emphasis on quality regional banks. Going forward, we are optimistic about the potential for financial stocks. We believe that the need for financial services and products will increase for the rest of the decade and that the finance sector of the market should be one of the strongest growth areas.

Q OIL SERVICES STOCKS WERE AN AREA OF EMPHASIS FOR THE FUND. DID YOU MAKE CHANGES IN THIS PART OF THE PORTFOLIO?

A While energy stocks accounted for a significant portion of net assets, we trimmed the Fund's exposure to oil services stocks as they reached their price objectives. Even though energy and oil services stocks have strong returns for more than a year, the level of drilling activity is increasing. We have concentrated Fund holdings in companies we believe are well positioned to participate in this activity.

Q SMALL INDUSTRIAL COMPANIES WERE AN IMPORTANT PART OF THE PORTFOLIO. WHAT ATTRACTED YOU TO THESE TYPES OF COMPANIES?

A We invested in a number of companies that, in addition to meeting our criteria for attractive prices and potential growth, have another advantage. They are benefitting from a demographic trend. As the percentage of college graduates rises in the U.S., more people are going into the white collar professions and fewer into the construction and heavy industry businesses. As a result, there is growing demand for products that reduce the labor intensity of these industries. Therefore, companies that provide quality goods and services for the industrial sector have an opportunity to become market leaders. Two fund holdings exemplify this trend: AFC Cable, a firm that produces color-coded metal clad electrical wiring; and Omniquip, a company that produces telescopic material handlers that are a more versatile alternative to forklifts.

Q WHAT IS YOUR OUTLOOK?

A We believe there are several factors that bode well for the future. Prices of small-company stocks are very attractive, relative to their large-cap counterparts. However, it is going to take earnings growth to drive small-cap prices higher over the long term. The

TOP 10 HOLDINGS

AS OF MAY 31, 1997

                                                   PERCENTAGE OF
COMPANY                    INDUSTRY                 NET ASSETS
Falcon Drilling            Oil                         2.8%
Newpark Resources Inc.     Oil                         2.6%
Total Renal Care           Health Care Products        2.5%
  Holdings, Inc.           & Services
Seacor Smit, Inc.          Oil                         2.4%
Cox Radio, Inc.            Broadcasting                2.3%
BJ Services Company        Oil                         2.2%
McLeod, Inc.               Telecommunication           2.1%
                           Services & Equipment
Tower Automotive, Inc.     Automotive Equipment        2.1%
                           & Manufacturing
Omniquip International,    Machinery--                 2.1%
  Inc.                     Diversified
Queens City Bancorp        Finance & Insurance         2.1%

development of new products and technologies should add the impetus that these stocks need to perform well over the long term. We are optimistic about economic growth. We believe that any increase in interest rates will be relatively small and will set the stage for moderate economic growth, relatively low inflation, and lower interest rates over the long term. We think this should be a positive backdrop for small companies.

                          (Diamond appears here)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                          CHARLOTTE, N.C. 28288-1195.

PAGE 6
KEYSTONE SMALL COMPANY GROWTH FUND II

                            Your Fund's Performance

(Chart appears here with the following information)

Growth of an investment in
Small Company Growth Fund II Class A

                          2/21/96 2/96 5/96 8/96 11/96 2/97 5/97
Dividend Reinvestment     (Customer to supply plot points)
Initial Investment

A $10,000 investment in Keystone Small Company Growth Fund II made on February 21, 1996 with all distributions reinvested was worth $10,250 on May 31, 1997. Past performance is no guarantee of future results.
The performance of each class may vary based on the differences in loads and fees paid by shareholders investing in the different classes.

(Chart appears here with the following information)

Comparison of change in value of a $10,000 investment in Keystone Small Company Growth Fund II Class A and the
Russell 2000 Index

                          2/21/96 2/96 5/96 8/96 11/96 2/97 5/97
Class A Shares            (Customer to supply plot points)
Russell 2000

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in the each classes. The Russell 2000 index is an unmanaged market index. The index does not include transaction costs associated with buying securities nor any management fees.


Class A shares were introduced on February 21, 1996. Performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B and C shares were introduced on February 21, 1996. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.
  Class C shares are subject to a 1% contingent deferred sales charge for 12 months after the month purchased. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.
  Class Y shares were introduced on January 13, 1997. Class Y shares are available without a front-end charge or contingent deferred sales charge.

     TWELVE-MONTH PERFORMANCE      AS OF MAY 31, 1997

                   CLASS A   CLASS B   CLASS C    CLASS Y
Total Return*       (8.07%)   (8.81%)   (8.81%)    (2.64%)
Net asset value
  5/31/96           $11.15    $11.12    $11.12    $10.59**
  5/31/97           $10.25    $10.14    $10.14    $10.31
Dividends             None      None      None   None
Capital gain
  distributions       None      None      None   None

*BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGES (CDSC). TOTAL RETURN FIGURE FOR CLASS Y CALCULATED FOR THE PERIOD FROM JANUARY 13, 1997 (DATE OF INITIAL PUBLIC OFFERING) TO MAY 31, 1997.
** CLASS Y SHARES WERE INITIALLY OFFERED TO THE PUBLIC ON
JANUARY 13, 1997.

[CAPTION]

   HISTORICAL RECORD                  AS OF MAY 31, 1997
CUMULATIVE TOTAL RETURNS      CLASS A    CLASS B    CLASS C
1-year w/o sales charge        (8.07%)    (8.81%)   (8.81% )
1-year                        (12.44%)   (13.37%)   (9.72% )
Life of Fund                    2.50%      1.40%     1.40%
AVERAGE ANNUAL TOTAL RETURN
1-year w/o sales charge        (8.07%)    (8.81%)   (8.81% )
1-year                        (12.44%)   (13.37%)   (9.72% )
Life of Fund                    1.95%      1.09%     1.09%

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

[CAPTION]

  SHARES                                               VALUE
COMMON STOCKS-- 95.6%
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 2.1%
    21,100         Tower Automotive Inc............ $   836,087
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 3.2%
    40,000         Champion Enterprises, Inc.......     735,000
    23,000   *     Oakwood Homes Corp..............     546,250
                                                      1,281,250
                   BUSINESS EQUIPMENT & SERVICES-- 6.2%
    25,000         Alternative Resources Corp......     460,938
    47,000         Donnelley Enterprise
                     Solutions.....................     470,000
     8,100         Factset Research Systems Inc....     157,950
    15,000         G&K Services....................     485,625
    10,500         Renaissance Solutions Inc.......     384,562
    15,400         Vincam Group Inc................     473,550
                                                      2,432,625
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 1.8%
    22,500   *     OM Group, Inc...................     708,750
                   CONSUMER PRODUCTS & SERVICES-- 1.9%
    17,000   *     Stanhome Inc....................     533,375
    17,500         USA Detergents Inc..............     225,313
                                                        758,688
                   ELECTRONICS-- 8.8%
    12,900         ADFlex Solutions, Inc...........     211,238
    20,800         AFC Cable Systems Inc...........     565,500
    21,700         Altron Inc......................     360,763
    13,700   *     BMC Industries, Inc.............     450,387
    22,000         ESS Technology Inc..............     339,625
    17,700         Flextronics International.......     414,844
    25,000         Integrated Process Equipment
                     Corp..........................     457,812
    12,000         Lattice Semiconductor Corp......     694,500
                                                      3,494,669
  SHARES                                               VALUE
COMMON STOCKS (CONTINUED)
                   FINANCE & INSURANCE-- 9.5%
    40,000   *     BostonFed Bancorp Inc........... $   605,000
    17,000   *     CMAC Investment Corp............     707,625
    27,000   *     Everen Capital Corporation......     668,250
    14,400         First Alliance Company..........     354,600
    17,000         Firstplus Financial Group Inc...     431,375
     5,000   *     Investors Financial Services
                     Corp..........................     176,875
    19,999   *     Queens County Bancorp...........     827,459
                                                      3,771,184
                   HEALTHCARE PRODUCTS & SERVICES-- 9.0%
    12,400         Cardiothoracic Systems Inc......     170,500
     4,200         CRA Managed Care Inc............     192,938
    19,400         Gilead Sciences Inc.............     522,587
    15,800         Heartport Inc...................     380,187
    30,000         Lifecore Biomedical Inc.........     418,125
    20,000         Neurogen Corp...................     377,500
    20,000         Thermo Cardiosystems, Inc.......     537,500
    27,000         Total Renal Care Holdings Inc...     972,000
                                                      3,571,337
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- -
                     0.4%
     5,300   *     Trimas Corp.....................     150,388
                   INFORMATION SERVICES & TECHNOLOGY-- 12.2%
    24,300         Avid Technology Inc.............     571,050
    20,000         Black Box Corp..................     705,000
    54,200         Clarify Inc.....................     653,787
    14,000         Cognex Corp.....................     364,875
    20,000         Geoworks........................     125,625
    20,000         Inso Corp.......................     558,750
    24,600         Rational Software Corp..........     462,787
    19,024         Synopsys Inc....................     708,644
    25,800         Vantive Corp....................     693,375
                                                      4,843,893
                   MACHINERY-- DIVERSIFIED-- 4.1%
    41,500         Omniquip International Inc......     832,594
    37,000         Rental Service Corp.............     804,750
                                                      1,637,344
                   METAL PRODUCTS & SERVICES-- 2.1%
    22,000         Molten Metal Tech Inc...........     155,375
    26,300         Oregon Metallurgical Corp.......     677,225
                                                        832,600

PAGE 8
KEYSTONE SMALL COMPANY GROWTH FUND II

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

  SHARES                                               VALUE
COMMON STOCKS (CONTINUED)
                   LEISURE & TOURISM-- 2.1%
     3,400         Anchor Gaming................... $   144,925
    18,700         Promus Hotel Corp...............     675,538
                                                        820,463
                   OIL-- 15.8%
    16,000         BJ Services Company.............     884,000
    41,900         Denbury Resources, Inc..........     644,212
    24,400         Falcon Drilling.................   1,119,350
    14,100         Flores & Rucks Inc..............     690,900
    11,800   *     KCS Energy Inc..................     491,175
    20,000         Newpark Resources, Inc..........   1,050,000
    18,700         Seacor Smit Inc.................     967,725
    15,000         Swift Energy Company............     401,250
                                                      6,248,612
                   RETAILING & WHOLESALE-- 3.1%
    15,000         Gadzooks Inc....................     495,000
    20,000         Pacific Sunwear of California...     727,500
                                                      1,222,500
                   TELECOMMUNICATION SERVICES & EQUIPMENT--
                     8.9%
    24,000         Aspect Telecommunications
                     Corp..........................     540,000
    35,000         Centigram Communications Corp...     400,313
    36,000         McLeod USA Inc..................     846,000
    30,000         Natural Microsystems Corp.......     736,875
    17,100         Proxim Inc......................     434,981
    25,000         Smartalk Teleservices Inc.......     337,500
    10,000         Spectrian Corp..................     221,250
                                                      3,516,919
  SHARES                                               VALUE
COMMON STOCKS (CONTINUED)
                   TRANSPORTATION-- 0.6%
     9,300         Coach USA Inc Class A........... $   244,125
                   COMMERCIAL SERVICES-- 1.5%
    21,000         Budget Group Inc................     585,375
                   BROADCASTING-- 2.3%
    40,800         Cox Radio Inc...................     912,900
TOTAL COMMON STOCKS
  (COST $37,534,851)...............................  37,869,709
   PAR
  VALUE
REPURCHASE AGREEMENT-- 3.6%
$1,439,000         Keystone Joint Repurchase Agreement
                     (investment in repurchase agreement,
                     in joint trading account,
                     purchased 5/30/97, 5.5734%,
                     maturing 6/2/97, maturity
                     value $1,439,668)(a)
                     (Cost-- $1,439,000)...........   1,439,000
TOTAL INVESTMENTS
  (COST $38,973,851)                   99.2%         39,308,709
OTHER ASSETS AND LIABILITIES--
  NET                                 0.8%              322,760
NET ASSETS                         100.0%           $39,631,469

 * Income-producing security.

(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at May 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                          FEBRUARY 21, 1996
                                                                                                          (COMMENCEMENT OF
                                                                                      YEAR ENDED             OPERATIONS)
                                                                                    MAY 31, 1997(C)        TO MAY 31, 1996
NET ASSET VALUE BEGINNING OF PERIOD                                                      $11.15                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                                       (0.16)                 (0.02)
Net realized and unrealized gain (loss) on investments                                    (0.74)                  1.17
Total from investment operations                                                          (0.90)                  1.15
NET ASSET VALUE END OF PERIOD                                                            $10.25                 $11.15
TOTAL RETURN (A)                                                                          (8.07%)                11.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                           1.97%                  2.10%(b)
  Total expenses, excluding indirectly paid expenses                                       1.92%                  1.95%(b)
  Total expenses, excluding reimbursement                                                   N/A                   3.70%(b)
  Net investment loss                                                                     (1.55%)                (1.41%)(b)
PORTFOLIO TURNOVER RATE                                                                       5%                    13%
AVERAGE COMMISSION RATE PAID                                                            $0.0554                $0.0607
NET ASSETS END OF PERIOD (THOUSANDS)                                                    $10,779                $ 8,201

 (a) Excluding applicable sales charges.

(b) Annualized.

 (c) Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE SMALL COMPANY GROWTH FUND II

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                          FEBRUARY 21, 1996
                                                                                                          (COMMENCEMENT OF
                                                                                      YEAR ENDED             OPERATIONS)
                                                                                    MAY 31, 1997(C)        TO MAY 31, 1996
NET ASSET VALUE BEGINNING OF PERIOD                                                      $11.12                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                                       (0.24)                 (0.03)
Net realized and unrealized gain (loss) on investments                                    (0.74)                  1.15
Total from investment operations                                                          (0.98)                  1.12
NET ASSET VALUE END OF PERIOD                                                            $10.14                 $11.12
TOTAL RETURN (A)                                                                          (8.81%)                11.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                           2.72%                  2.85%(b)
  Total expenses, excluding indirectly paid expenses                                       2.67%                  2.70%(b)
  Total expenses, excluding reimbursement                                                   N/A                   4.45%(b)
  Net investment loss                                                                     (2.29%)                (2.16%)(b)
PORTFOLIO TURNOVER RATE                                                                       5%                    13%
AVERAGE COMMISSION RATE PAID                                                            $0.0554                $0.0607
NET ASSETS END OF PERIOD (THOUSANDS)                                                    $21,187                $12,487

 (a) Excluding applicable sales charges.

(b) Annualized.

 (c) Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                          FEBRUARY 21, 1996
                                                                                                          (COMMENCEMENT OF
                                                                                      YEAR ENDED             OPERATIONS)
                                                                                    MAY 31, 1997(C)        TO MAY 31, 1996
NET ASSET VALUE BEGINNING OF PERIOD                                                      $11.12                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                                       (0.24)                 (0.02)
Net realized and unrealized gain (loss) on investments                                    (0.74)                  1.14
Total from investment operations                                                          (0.98)                  1.12
NET ASSET VALUE END OF PERIOD                                                            $10.14                 $11.12
TOTAL RETURN (A)                                                                          (8.81%)                11.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                           2.73%                  2.85%(b)
  Total expenses, excluding indirectly paid expenses                                       2.68%                  2.70%(b)
  Total expenses, excluding reimbursement                                                   N/A                   4.44%(b)
  Net investment loss                                                                     (2.29%)                (2.20%)(b)
PORTFOLIO TURNOVER RATE                                                                       5%                    13%
AVERAGE COMMISSION RATE PAID                                                            $0.0554                $0.0607
NET ASSETS END OF PERIOD (THOUSANDS)                                                     $7,661                 $8,315

 (a) Excluding applicable sales charges.

(b) Annualized.

 (c) Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE SMALL COMPANY GROWTH FUND II

FINANCIAL HIGHLIGHTS-- CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                          JANUARY 13, 1997
                                                                                                          (DATE OF INITIAL
                                                                                                          PUBLIC OFFERING)
                                                                                                         TO MAY 31, 1997(C)
NET ASSET VALUE BEGINNING OF PERIOD                                                                             $10.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                                                               0.00
Net realized and unrealized gain (loss) on investments                                                           (0.28)
Total from investment operations                                                                                 (0.28)
NET ASSET VALUE END OF PERIOD                                                                                   $10.31
TOTAL RETURN                                                                                                     (2.64%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                                                  2.23%(a)
  Total expenses, excluding indirectly paid expenses                                                              2.23%(a)
  Net investment loss                                                                                            (1.26%)(a)
PORTFOLIO TURNOVER RATE                                                                                              5%
AVERAGE COMMISSION RATE PAID                                                                                  $ 0.0554
NET ASSETS END OF PERIOD (THOUSANDS)                                                                                $5

 (a) Annualized for the period from May 28, 1997 (commencement of investment operations) to May 31, 1997.

 (c) Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997

ASSETS
 Investments at value (identified cost,
   $38,973,851)                                  $39,308,709
 Cash                                                    823
 Receivable for investments sold                     713,035
 Receivable for Fund shares sold                      11,806
 Dividends and interest receivable                     3,386
 Deferred organization expenses                       13,164
 Prepaid expenses                                     50,669
   Total assets                                   40,101,592
LIABILITIES
 Payable for Fund shares redeemed                    210,998
 Payable for investments purchased                   188,344
 Distribution fees payable                             9,674
 Accrued expenses and other liabilities               61,107
   Total liabilities                                 470,123
NET ASSETS                                       $39,631,469
NET ASSETS REPRESENTED BY
 Paid-in capital                                 $40,493,273
 Accumulated net realized loss on investments     (1,196,662)
 Net unrealized appreciation on investments          334,858
   Total net assets                              $39,631,469
NET ASSET VALUE PER SHARE
 Class A Shares
   Net asset value of $10,778,554/1,051,352
     shares outstanding                          $     10.25
   Offering price per share ($10.25/0.9525)
    (based on a sales charge of 4.75%
     of the offering price on May 31, 1997)      $     10.76
 Class B Shares
   Net asset value of $21,186,809/2,089,105
     shares outstanding                          $     10.14
 Class C Shares
   Net asset value of $7,661,075/755,277
     shares outstanding                          $     10.14
 Class Y Shares
   Net asset value of $5,031/488 shares
     outstanding                                 $     10.31

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1997

INVESTMENT INCOME
 Dividends                                          $    70,527
 Interest                                                91,971
   Total Income                                         162,498
EXPENSES
 Management fee                      $  297,833
 Distribution Plan expenses             332,976
 Transfer Agent fees                    195,716
 Registration fees                      134,306
 Custodian fees                          50,734
 Miscellaneous expenses                  60,138
   Total expense                      1,071,703
   Less: Expenses paid indirectly       (21,273)
 Net expenses                                         1,050,430
 Net investment loss                                   (887,932)
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized loss on investments                    (1,014,769)
 Net change in unrealized
   appreciation on investments                         (961,813)
 Net realized and unrealized loss
   on investments                                    (1,976,582)
 Net decrease in net assets
   resulting from operations                        $(2,864,514)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE SMALL COMPANY GROWTH FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       FEBRUARY 21, 1996
                                                                                                         (COMMENCEMENT
                                                                                        YEAR ENDED      OF OPERATIONS)
                                                                                       MAY 31, 1997     TO MAY 31, 1996
OPERATIONS
  Net investment loss                                                                  $  (887,932 )      $   (59,141)
  Net realized loss on investments                                                      (1,014,769 )         (181,893)
  Net change in unrealized appreciation on investments                                    (961,813 )        1,296,671
     Net increase (decrease) in net assets resulting from operations                    (2,864,514 )        1,055,637
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
     Class A Shares                                                                     10,500,455          8,267,986
     Class B Shares                                                                     24,464,278         12,267,442
     Class C Shares                                                                      5,257,765          8,667,945
     Class Y Shares                                                                          5,011                  0
  Payment for shares redeemed:
     Class A Shares                                                                     (7,163,980 )         (410,693)
     Class B Shares                                                                    (14,359,496 )         (284,594)
     Class C Shares                                                                     (5,211,808 )         (559,965)
     Class Y Shares                                                                              0                  0
     Net increase in net assets resulting from capital share transactions               13,492,225         27,948,121
       Total increase in net assets                                                     10,627,711         29,003,758
NET ASSETS
  Beginning of period                                                                   29,003,758                  0
  End of period                                                                        $39,631,469        $29,003,758

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Small Company Growth Fund II (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc.("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek long-term growth of capital through investments in emerging growth companies.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Evergreen Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

D. ORGANIZATION EXPENSES

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by First Union during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

E. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

PAGE 16
KEYSTONE SMALL COMPANY GROWTH FUND II

F. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the treatment of net operating losses.
G. CLASS DESCRIPTIONS & ALLOCATIONS

Class A shares are currently offered at a public offering price, which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are available without a front-end sales charge or contingent deferred sales charge only to investment advisory clients of First Union and its affiliates and certain institutional clients. Class Y shares were initially offered to the public on January 13, 1997. Investment operations for Class Y began on May 28, 1997.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. As of May 31, 1997, shares of beneficial interest of the Fund were divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Fund were as follows:

                                        FEBRUARY 21, 1996
                                        (COMMENCEMENT OF
                         YEAR ENDED        OPERATIONS)
                        MAY 31, 1997     TO MAY 31, 1996
CLASS A
Shares sold               1,023,296               772,993
Shares redeemed            (707,396)              (37,541)
Net increase                315,900               735,452
CLASS B
Shares sold               2,388,573             1,149,103
Shares redeemed          (1,422,533)              (26,038)
Net increase                966,040             1,123,065
CLASS C
Shares sold                 518,678               797,320
Shares redeemed            (511,324)              (49,397)
Net increase                  7,354               747,923

                                         JANUARY 13, 1997
                                         (DATE OF INITIAL
                                         PUBLIC OFFERING)
CLASS Y                                  TO MAY 31, 1997
Shares sold                                    488
Shares redeemed                                 0
Net increase                                   488

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended May 31, 1997, were $57,416,702 and $45,416,755, respectively.
  On May 31, 1997, the cost of investments for federal income tax purposes was $39,039,175, gross unrealized appreciation of investments was $4,950,338 and gross unrealized depreciation of investments was $4,680,804, resulting in net unrealized appreciation of $269,534 for federal income income tax purposes. At May 31, 1997, the Fund had capital loss carryovers of $1,010,468, all of which expire on May 31, 2005.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (Formerly, Evergreen Fund Distributor, Inc.) ("EKD"), a wholly owned subsidiary of The BISYS Group, Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (Formerly Keystone Investment Distributors Company) ("EKIS"), a wholly owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended May 31, 1997, the Fund paid $30,858 under the Class A Distribution Plan.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee, which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees. During the year ended May 31, 1997, the Fund paid or accrued $211,893 under the Class B Distribution Plan and $90,225 under the Class C Distribution Plan.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of an investment advisory agreement between the Fund and Keystone, Keystone serves as the investment adviser and manager to the Fund. As such, Keystone manages the Fund's investments, provides certain administrative services and supervises the Fund's daily business affairs. In return, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.
  During the year ended May 31, 1997, the Fund paid or accrued $148 to Keystone for certain accounting services. Evergreen Keystone Service Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For these services, BISYS was paid a fee by Keystone, which was not a Fund expense.

PAGE 18
KEYSTONE SMALL COMPANY GROWTH FUND II

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the year ended May 31, 1997, the Fund incurred total custody fees of $50,734 and received a credit of $21,273 pursuant to this expense offset arrangement, resulting in a net custody expense of $29,461. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE SMALL COMPANY GROWTH FUND II

We have audited the accompanying statement of assets and liabilities of Keystone Small Company Growth Fund II, including the schedule of investments, as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from February 21, 1996 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Small Company Growth Fund II as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from February 21, 1996 to May 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
June 27, 1997

PAGE 20
KEYSTONE SMALL COMPANY GROWTH FUND II

ADDITIONAL INFORMATION
(UNAUDITED)

The Fund held a special meeting of shareholders on Monday, December 9, 1996. On October 18, 1996, the record date for the meeting, the Fund had 4,767,887 shares outstanding, of which 3,779,030 shares were represented at the meeting. The votes at the meeting were as follows:

PROPOSAL 1: TO ELECT THE FOLLOWING PERSONS AS TRUSTEE OF THE FUND:

                                      NUMBER OF SHARES
  NOMINEES FOR TRUSTEE            AFFIRMATIVE     WITHHELD
  Lawrence B. Ashkin                3,715,047       63,983
  Frederick Amling                  3,715,241       63,789
  Charles A Austin, III             3,718,320       60,710
  Foster Bam                        3,715,047       63,983
  George S. Bissell                 3,715,241       63,789
  Edwin D. Campbell                 3,715,241       63,789
  Charles F. Chapin                 3,715,241       63,789
  K. Dun Gifford                    3,718,320       60,710
  James S. Howell                   3,715,047       63,983
  Leroy Keith, Jr.                  3,718,320       60,710
  F. Ray Keyser                     3,715,241       63,789
  Gerald M. McDonnell               3,718,126       60,904
  Thomas L. McVerry                 3,718,023       61,007
  William Walt Pettit               3,718,126       60,904
  David M. Richardson               3,718,320       60,710
  Russell A Salton, III M.D.        3,718,126       60,904
  Michael S. Scofield               3,718,126       60,904
  Richard J. Shima                  3,718,320       60,710
  Andrew J. Simons                  3,718,320       60,710

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN KEYSTONE INVESTMENT
MANAGEMENT COMPANY AND THE FUND:

  Affirmative            3,592,843
  Against                   42,704
  Abstain                  143,483

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                             (Diamond appears here)
                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                          Small Company Growth Fund II
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

                Evergreen Keystone
(Tree appears here) FUNDS (SM) (Keystone symbol appears here)

   P.O. Box 2121
   Boston, Massachusetts 02106-2121

                               (Recycle symbol appears here)
SCG2 R541256 7/97

                                    KEYSTONE
                              (Graphic appears here)
                                  SMALL COMPANY
                                 GROWTH FUND II


                               Evergreen Keystone
            (Tree appears here) FUNDS (SM) (Keystone symbol appears here)

                                 ANNUAL REPORT
                                  MAY 31, 1997